SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023 (November 1, 2023)
LCNB CORP.
(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio 45036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 932-1414

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	LCNB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 1, 2023, LCNB Corp., an Ohio corporation (“LCNB”), completed its previously announced merger with Cincinnati Bancorp, Inc., a Maryland corporation (“CNNB”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated May 17, 2023. At the effective time of the merger (the “Effective Time”), CNNB merged with and into LCNB (the “Holding Company Merger”), with LCNB as the surviving corporation in the Holding Company Merger. Immediately following the Holding Company Merger, CNNB’s wholly-owned subsidiary bank, Cincinnati Federal, a federal savings bank (“Cincinnati Federal”), merged with and into LCNB National Bank, a national bank and wholly-owned subsidiary of LCNB (“LCNB Bank”), with LCNB Bank as the surviving bank (the “Bank Merger” and with the Holding Company Merger, the “Merger”). By virtue of the Merger, LCNB acquired all of the assets, and succeeded to all of the obligations of CNNB, and LCNB Bank acquired all of the assets and succeeded to all of the obligations of Cincinnati Federal.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of the CNNB common stock issued and outstanding immediately prior to the Effective Time (except for treasury shares as provided for in the Merger Agreement), upon the election of the shareholder and in accordance with the procedures set forth in the Merger Agreement, converted into the right to receive 0.9274 common shares of LCNB, $17.21 in cash, or a combination of both. In addition, each CNNB shareholder who would otherwise be entitled to receive a fractional share of LCNB common stock will receive an amount of cash equal to the product of the fractional LCNB common stock interest to which such holder (after taking into account all CNNB common stock held at the Effective Time by such holder) would otherwise be entitled to multiplied by $17.21.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement attached as Exhibit 2.1 to LCNB’s Current Report on Form 8-K filed on May 18, 2023, and incorporated herein by reference.

Item 8.01 Other Events.

On November 1, 2023, LCNB announced that it completed its acquisition of CNNB as of November 1, 2023. LCNB and CNNB first announced that they had entered into an agreement to merge on May 18, 2023.

A copy of the press release announcing the event is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated May 17, 2023 between LCNB Corp. and Cincinnati Bancorp, Inc.**
99.1*	Press Release dated November 1, 2023
* Filed herewith
** Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: November 1, 2023	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer